NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Execution Version

AMENDMENT TO FACILITY AGREEMENT

EXECUTED by the parties hereto as of the 31 day of March, 2017.

AMONG:	KLONDEX MINES LTD., as Borrower

(the Borrower)

AND:	KLONDEX CANADA LTD., 0985472 B.C. LTD, KLONDEX HOLDINGS (USA) INC., KLONDEX MIDAS HOLDINGS LIMITED, KLONDEX MIDAS OPERATIONS INC. and KLONDEX GOLD & SILVER MINING COMPANY, as
Guarantors
(collectively, the Guarantors and together with Borrower, the Obligors, and each a Obligor)

AND:	INVESTEC BANK PLC, as Lender and Hedge Counterparty

(the Lender)

AND:	INVESTEC BANK PLC, as Security Agent

(the Security Agent)

WHEREAS the Obligors, the Lender and the Security Agent signatory thereto have entered into a Facility Agreement dated of March 23, 2016 (Including all annexes, exhibits and schedules thereto, the Facility Agreement);

AND WHEREAS Obligors, the Lender and the Security Agent signatory thereto have entered into an Amendment to Facility Agreement dated October 14, 1016 (with an effective date of October 28, 2016) (Including all annexes, exhibits and schedules thereto, the Facility Amendment);

AND WHEREAS the Obligors, the Lender and the Security Agent signatory thereto have entered into an Amendment to Facility Agreement dated of March 6, 2016 ( Including all annexes, exhibits and schedules thereto, the second Facility Agreement, or collectively with the Amendment, the Facility Amendments);

AND WHEREAS the parties hereto wish to extend the time for repayment of the secured revolving facility and further amend certain provisions of the Facility Agreement, as set out below (hereinafter this Amendment);

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agrees as follows:

Article 1 – INTERPRETATION

1.1	All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Facility Agreement (subject to any amendments to such terms herein).

1.2	This Amendment constitutes a Finance Document under the Facility Agreement.

Article 2 – AMENDMENTS

2.1	Section 1.1, the definition of “Original Final Maturity Date” is deleted in its entirety and replaced with the following:

“Original Final Maturity Date means December 31, 2019 or, if extended pursuant to clause 6.2 (Extension option), the date which is twelve months after the then Original Final Maturity Date.”

2.2	Section 19.7 is deleted in its entirety and replaced with the following:

“(a)	The Borrower shall ensure that it maintains

(i)	a minimum of 300,000 ounces of gold in reported proven and probable reserves (in accordance with Ontario Securities Commission Instrument NI 43-101) at Fire Creek Mine, Midas Mine and Rice Lake Mine;

(ii)

reported measured and indicated gold resources (as reported in accordance with Ontario Securities Commission Instrument NI 43.101 and exclusive of reserves) in a minimum amount (such amount, the Minimum Resources Undertaking) of 300,000 ounces at Fire Creek Mine, Midas Mine and Rice Lake Mine; provided however that at all times, no more than 25% of the reported indicated resources may be used to meet the then applicable Minimum Resources Undertaking; and

(iii)

sufficient reported measured, indicated and inferred resources incorporated within an economically sustainable mine plan to cover the following twelve (12) Months of production at Fire Creek Mine, Midas Mine and Rice Lake Mine provided however that inferred resources shall equal no more than 20% of total resources within the mine plan, subject to the Lender being satisfied (acting reasonably) that the inferred resources are based on reasonable assumptions after taking into account actual relevant factors such as the Borrower’s operating performance and reconciliations.

(b)

The Borrower shall provide a certificate calculating the measured, indicated and inferred resources to the Lender within forty-five (45) days after the end of each fiscal quarter of each fiscal year based on internal calculations and technical report in accordance with NI 43-101 report on an annual basis in order to demonstrate compliance with subparagraph (i) and (ii) above, and in respect of subparagraph (iii) above, shall satisfy the same with the delivery of the mine plan upon which each Annual Budget is based.”

2.3

This Amendment shall not be effective until the completion of each of the following conditions precedent, each of which is for the sole benefit of the Lender (and may be waived by the Lender in its sole discretion):

(a)	by March 31, 2017, the Lender shall have received an extension fee payable by the Borrower equal to US $[****] to the Lender; and

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

(b)	by March 31, 2017, the Borrower shall deliver to the Lender the written consent (on a form acceptable to the Lender) of Franco-Nevada GLW Holdings Corp, to this Amendment,

Article 3 – MISCELLANEOUS

3.1

Each of the Obligors (i) reaffirms its obligations under the Facility Agreement, the Facility Amendments and the other Finance Documents to which it is a party, and(ii) agrees that the Facility Agreement, the Facility Amendments and the other Finance Documents to which it is a party remain in full force and effect, except as amended hereby, and are hereby ratified and confirmed.

3.2

Each of the Obligors hereby (i) consents to and approves the execution and delivery of this Amendment, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of such Obligor under any guarantee granted by it in favour of the Lender (the Guarantee) and that such obligations would not be limited or diminished in any manner even if such Obligor had not executed this Amendment,(iii) agrees that this Amendment shall not be construed as requiring the consent of such Obligor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantee and the other Finance Documents to which it is a party, and (v) agrees that theGuarantee and the other Finance Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

3.3

Nothing contained in this Amendment or any other communication between the Lender and any other Obligor shall be a waiver of any other present or future violation, Default or Event of Default under the Facility Agreement or any other Finance Document (collectively, Violations), Similarly, nothing contained in this Amendment shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Lender’s right at any time to exercise any right, privilege or remedy in connection with the Facility Agreement or any other Finance Document with respect to any Violations (including, without limiting the generality of the foregoing, in respect to the non-conformity to any representation, warranty or covenant contained in any Finance Document), (ii) except as specifically provided in Article II hereof, amend or alter any provision of the Facility Agreement or any other Finance Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of any of the Obligors under the Finance Documents or any right, privilege or remedy of the Lender under the Facility Agreement or any other Finance Document or any other contract or instrument with respect to Violations. Nothing in this Amendment shall be construed to be a consent by the Lender to any Violations.

3.4

Save as expressly set forth in this Amendment, all other terms and conditions of the Facility Agreement and Facility Amendments remain in full force and effect. All other Finance Documents remain in full force and effect.

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

3.5

Except to the limited extent set forth herein, no additional amendment in respect of any other term, condition, covenant, agreement or any other aspect of the Facility Agreement is intended or implied.

3.6

The Obligors, shall from time to time, do all acts and things and execute and deliver all agreements as the Lender may reasonably require for enabling the Lender to obtain the full benefits of this acknowledgment and confirmation.

3.7

This Amendment shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

3.8	This Amendment may be executed in original, facsimile and/or other electronic means counterparts and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature pages follow]

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

The parties have executed this Amendment as of the date first above written:

BORROWER:

KLONDEX MINES LTD.

Per:	s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Chief Financial Officer

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

GUARANTORS:

KLONDEX CANADA LTD.

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer and Secretary

0985472 B.C. LTD

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer and Secretary

KLONDEX HOLDINGS (USA) INC.

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

KLONDEX MIDAS HOLDINGS LIMITED

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

KLONDEX MIDAS OPERATIONS INC.

Per:	/s/ Barry Dahl
	Name:	Barry Dahl
	Title:	Treasurer

KLONDEX GOLD & SILVER MINING
COMPANY

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

Per:	s/ Barry Dahl
Name: Barry Dahl
Title: Treasurer

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” ARE SUBJECT TO A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND HAVE BEEN OMITTED FROM THIS EXHIBIT. COMPLETE, UNREDACTED COPIES OF THIS EXHIBIT HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION AS PART OF THIS COMPANY’S CONFIDENTIAL TREATMENT REQUEST.

FINANCE PARTIES:

INVESTEC BANK PLC,
as Lender and Hedge Counterparty

Per:	/s/ Oliver Tagg
Name: Oliver Tagg
Title: Authorised Signatory

Per:	/s/ Paul Geddes
Name: Paul Geddes
Title: Authorised Signatory

INVESTEC BANK PLC,
as Security Agent

Per:	/s/ Steven Cowland
Name: Steven Cowland
Title: Authorised Signatory

Per:	/s/ Oliver Tagg
Name: Oliver Tagg
Title: Authorised Signatory